UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       -----------------------------------

                                   FORM 8-K/A

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                 October 2, 2006

                    HERCULES TECHNOLOGY GROWTH CAPITAL, INC.
             (Exact name of registrant as specified in its charter)


         Maryland                   814-00702                    74-3113410
(State or other jurisdiction       (Commission                (I.R.S. Employer
      of incorporation)            File Number)              Identification No.)

                              525 University Avenue
                                    Suite 700
                               Palo Alto, CA 94301
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (650) 289-3060


     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     Effective October 1, 2006, the board of directors of Hercules Technology Growth Capital, Inc. (the "Company") appointed David M. Lund to serve as Chief Financial Officer. Mr. Lund, 52, has served as Vice President of Finance and Corporate Controller of the Company since July 2005. He has over 20 years of experience in finance and accounting serving companies in the technology sector. Prior to joining the Company, Mr. Lund served in senior financial positions for publicly traded companies: InterTrust Technologies, Centillium Communications and Rainmaker Systems, and in private companies: Urban Media, Scion Photonics and APT Technology. Mr. Lund also served in public accounting with Ernst & Young LLP and Grant Thornton LLP. He received a B.S. degree in Business Administration with an emphasis in Accounting from San Jose State University and a B.S. degree in Business Administration with an emphasis in Marketing from California State University, Chico. Mr. Lund is a Certified Public Accountant in the State of California.

     The Company has not entered into any employment contract or other arrangement as a result of this appointment. A copy of the press release issued by the Company announcing the appointment is attached hereto as Exhibit 99.1.


Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits

     EXHIBIT NUMBER                     DESCRIPTION
     --------------     --------------------------------------------------------

     99.1               Press Release of the Company dated October 2, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: October 3, 2006                  HERCULES TECHNOLOGY GROWTH CAPITAL, INC.


                                       By:   /s/ Scott Harvey
                                           -------------------------------------
                                           Scott Harvey
                                           Chief Legal Officer

                                  Exhibit Index

EXHIBIT
NUMBER                          DESCRIPTION
-------         ----------------------------------------------------------------

99.1            Press Release of the Company dated October 2, 2006